EXHIBIT 10.2

THIS SECURED PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

SECURED PROMISSORY NOTE

Principal Amount: $250,000.00	Issue Date: December 28, 2022

In consideration of the Purchase Price pursuant to the terms of that certain Stock Purchase and Sale Agreement, dated as of December 28, 2022 (the “Purchase Agreement”), by and among LTMRN, Inc. (the “Company”), Buchanan Group, LLC, an Oregon limited liability company (the “Borrower”), and UMBRLA, Inc. (“Lender”), Borrower hereby promises to pay to the order of Lender in lawful money of the United States at such address as Lender may designate in writing, the principal sum of TWO HUNDRED FIFTY THOUSAND and NO/100 DOLLARS ($250,000.00), together with interest on so much of the balance of this Secured Promissory Note (this “Note”) as may be outstanding and unpaid from time to time, calculated on the basis of a 365-day year and actual days elapsed, at a rate of eight percent (8%) simple interest per annum.

1. Principal and Interest Payments. The outstanding principal balance of this Note, together with all accrued but unpaid interest thereon, shall be due and payable on the third anniversary of the Issue Date set forth above (the “Maturity Date”). The outstanding principal balance of this Note shall bear interest from the Issue Date until repayment of this Note in full, and interest payments shall be due on the Maturity Date.

2. Amortization Schedule. Without limiting the terms of this Note, beginning on the second anniversary of the Issue Date, Borrower agrees to pay to Lender an amount equal to $20,833.33 on each one-month anniversary of the Issue Date (the “Mandatory Prepayment”). The Mandatory Prepayment shall be applied first against accrued interest and, thereafter, against the outstanding principal balance hereunder. The remaining balance of all outstanding principal shall be due in full on the Maturity Date, as set forth above.

3. Voluntary Prepayment. Principal or interest may be paid by Borrower at any time following the Issue Date and prior to the Maturity Date, without penalty or premium (a “Prepayment”). Any Prepayment shall be applied first against accrued interest and, thereafter, against the outstanding principal balance hereunder.

4. Security Interest.

(a) Grant of Security Interest. Borrower hereby pledges and grants to Lender as collateral security for Borrower’s prompt performance, observance and indefeasible payment and performance in full of the Note when due (whether at the stated maturity, by acceleration or otherwise), a first priority security interest in (i) all of Borrower’s right, title and interest in and to all of Borrower’s equity interests in the Company, including, but not limited to the Shares (as defined in the Purchase Agreement), and any other ownership interests now held or hereafter acquired by Borrower at any time, and (ii) all assets of the Company, including, but not limited to, all equipment, inventory, accounts, receivables, cash, leases, licenses, intellectual property, intangibles, claims, securities and all other investment property and financial assets, whether now owned or hereafter acquired, wherever located (collectively, the “Collateral”). The Borrower further agrees that any proceeds or payments related to the Collateral shall be used first to repay this Note and shall not be used for any other purpose until this Note is satisfied in full.

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(b) Rights and Remedies on Event of Default.

i. Upon and during the continuance of an Event of Default (as defined below), Lender shall have the right to exercise any and all rights and remedies hereunder or under applicable law. Without limiting the generality of the foregoing, Lender shall have the right to seize, sell or otherwise dispose of all or any part of the Collateral, either at public or private sale, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such terms and conditions, all as Lender may deem advisable, and Lender shall have the right to purchase at any such sale. Lender shall provide Borrower at least ten (10) days’ prior notice before the time of any intended sale or other disposition of the Collateral is to be made and Borrower hereby agrees that ten (10) days shall be reasonable notice of any such sale or other disposition. The proceeds of any such sale, or other Collateral disposition, shall be applied: first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like; second, to Lender in satisfaction of the then unpaid principal and interest under this Note; and third, to Borrower or as otherwise required by law. If, upon the sale or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which Lender is legally entitled, Borrower shall be liable for the deficiency, together with interest thereon at the rates set forth in this Note; provided, however, that the foregoing shall not be deemed to require Lender to resort to or initiate proceedings against the Collateral prior to the collection of any such deficiency from Borrower.

ii. Without limiting the generality of the foregoing, Lender shall have the right to transfer to, or register in the name of, Lender or its nominee any or all of the Collateral. Concurrently with the execution and delivery of this Note, Borrower shall deliver to Lender an assignment of interests endorsed by Borrower in blank (an “Assignment of Interests”), in the form set forth on Exhibit A hereto, for the Shares, transferring all of the Shares in blank, duly executed by Borrower and undated. Lender shall have the right, upon the occurrence of an Event of Default, to transfer to, and to designate on a the Assignment of Interests, any person to whom the Shares are sold in accordance with the provisions of this Agreement.

5. Default.

(a) The occurrence of any one or more of the following events will constitute a default by Borrower hereunder (each, an “Event of Default”):

i. Borrower fails to pay any Mandatory Prepayment in accordance with the terms of this Note and such Mandatory Prepayment remains uncured for a period of three (3) days or more following written notice from Lender to Borrower;

ii. Borrower fails to pay on the Maturity Date the full amount of interest then accrued on this Note or the full amount of any principal on this Note and such failure remains uncured for a period of three (3) days or more following written notice from Lender to Borrower;

iii. Borrower makes an assignment for the benefit of creditors, or any proceeding is instituted by or against Borrower alleging that Borrower is insolvent, unable to pay its debts as they mature, or not generally paying its debts as such debts become due, or any proceeding is instituted by or against Borrower under the Federal Bankruptcy Code or any successor statute, or any proceeding is instituted seeking the appointment of a receiver or trustee for all or any portion of Borrower’s property or assets, or if any proceeding affecting the rights of creditors generally is instituted by or against Borrower;

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iv. Any breach of the representations and warranties set forth in Section 6 hereof; or

v. Any attempted sale, transfer or encumbrance of the Collateral.

(b) Upon the occurrence and during the continuation of an Event of Default, Lender, without demand or notice of any kind, may declare this Note immediately due and payable by providing written notice to Borrower (except with respect to any Event of Default set forth in Section 5(a)(iii), in which case this Note shall automatically become immediately due and payable without the necessity of any notice or other demand), whereupon all outstanding principal and accrued interest shall become immediately due and payable. A delay by Lender in exercising any right of after an Event of Default shall not constitute a waiver of the default or any other right or remedy for such default.

(c) In addition to the foregoing, upon the occurrence of an Event of Default, Lender shall have the right to exercise all other remedies available to it in law or in equity. No right or remedy conferred upon or reserved to Lender hereunder or now or hereafter existing at law or in equity is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and concurrent, and in addition to every other such right or remedy, and may be pursued singly, concurrently, successively or otherwise, at the sole discretion of Lender, and shall not be exhausted by any one exercise thereof but may be exercised as often as occasion therefor shall occur.

6. Representations and Warranties of Borrower. The Borrower represents and warrants to the Lender as of the Issue Date as follows:

(a) Authorization. The Borrower has all authority necessary for the authorization, execution, delivery and performance of this Note by the Borrower and the performance of the Borrower’s obligations hereunder. The Note when executed and delivered by the Borrower, shall constitute valid and binding obligations of the Borrower enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws.

(b) Compliance with Other Instruments. The Borrower is not in violation or default of any provision of any mortgage, indenture or contract to which it is a party and by which it is bound or of any judgment, decree, order or writ, other than such violations that would not individually or in the aggregate have a material adverse effect on the Borrower. The execution, delivery and performance of the Note, and the consummation of the transactions contemplated by the Note will not result in any such violation or be in conflict with, or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, decree, order or writ or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Borrower or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to the Borrower.

7. Full Recourse Note; Personal Guarantee. THIS IS A FULL RECOURSE NOTE. Accordingly, and even though Borrower’s obligations under this Note are secured by the Collateral, upon an Event of Default, Lender shall have full recourse to all the other assets of Borrower. Moreover, Lender shall not be required to proceed against or exhaust any specific Collateral before Lender pursues any other remedies against Borrower, against any of those assets or against any guarantor. For the avoidance of doubt, in addition to and without limiting the other remedies set forth in this Note, Borrower hereby personally guarantees the prompt, full and complete performance of the duties, obligations and indebtedness of Borrower to Lender, as set forth in this Note, including the payment of any principal and accrued interest upon an Event of Default.

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8. Full Payment. All amounts payable under this Note shall be paid in full without setoff, deduction or counterclaim. All amounts payable under this Note shall be free and clear of and without any deduction or withholding for or on account of any taxes, levies, duties, charges, fees, restrictions or conditions of any nature now or hereafter imposed by any federal, state, country or local government or any political subdivision or taxing authority thereof or therein. Borrower shall indemnify Lender against any such taxes, levies, imposts, duties, charges and fees (other than taxes on the income of Lender imposed by any taxing authority) which may be assessed against Lender or claimed or demanded from Lender in respect of any amount payable by Borrower hereunder, and against any costs, charges, expenses or liability arising out of or in respect of such assessment, claim or demand, to the full extent permitted by law.

9. Power of Attorney. Effective only upon the occurrence and during the continuance of an Event of Default, Borrower hereby irrevocably appoints Lender as Borrower’s true and lawful attorney to: (a) dispose of any Collateral; (b) endorse Borrower’s name on any checks or other forms of payment or security that may come into Lender’s possession in connection with such Collateral; and (c) file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral. The appointment of Lender as Borrower’s attorney in fact, and each and every one of Lender’s rights and powers, being coupled with an interest, is irrevocable until this Note has been fully repaid and performed.

10. Attorneys’ Fees. In the event any suit or action is brought by Lender under this Note to enforce any of its terms, or in any appeal therefrom, it is agreed that the Lender shall be entitled to recover its costs and expenses, including but not limited to reasonable attorneys’ fees and costs, from the Borrower.

11. Savings Clause. In no event shall the amount or rate of interest due and payable under this Note exceed the maximum amount or rate of interest allowed by applicable law, and, in the event any such excess payment is made by Borrower or received by Lender, such excess sum shall be credited as a payment of principal (or if no principal shall remain outstanding, shall be refunded to Borrower). It is the express intent of the parties that Borrower not pay and Lender not receive, directly or indirectly or in any manner, interest in excess of that which may be lawfully paid under applicable law.

12. Waiver. Demand, presentment, notice, notice of demand, notice for payment, protest and notice of dishonor are hereby waived by Borrower. Lender shall not be deemed to waive any of its rights under this Note unless such waiver is in writing and signed by Lender. No delay or omission by Lender in exercising any of its rights under this Note shall operate as a waiver of such rights, and a waiver in writing on one occasion shall not be construed as a consent to or a waiver of any right or remedy on any future occasion.

13. Assignment or Transfer. Lender shall have the right to assign, either directly or indirectly, all or any portion of his rights or interest under this Note to any individual or entity without the prior written consent of Borrower.

14. Business Days; Cancellation. If any payment is due on a day which is a Saturday, Sunday or legal holiday in the State of Delaware, the payment shall be due and payable on the next business day immediately following such Saturday, Sunday or legal holiday, and interest shall continue to accrue at the required rate hereunder until any such payment is made. After all principal and accrued interest at any time owed on this Note has been paid in full, this Note shall be surrendered to Borrower for cancellation and shall not be reissued.

15. Amendment. This Note may be amended or modified only with the written consent of Borrower and Lender.

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16. MUTUAL WAIVER OF JURY TRIAL. EACH OF THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS NOTE IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE, EACH OF THE UNDERSIGNED HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS NOTE, OR THE TRANSACTIONS CONTEMPLATED BY THIS NOTE. EACH OF THE UNDERSIGNED CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH OF THE UNDERSIGNED UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH OF THE UNDERSIGNED MAKES THIS WAIVER VOLUNTARILY AND (D) EACH OF THE UNDERSIGNED HAS BEEN INDUCED TO EXECUTE THIS NOTE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

17. Governing Law; Waiver; Service. This Note shall be governed by and construed in accordance with the laws of the State of Oregon without reference to the conflicts of law principles thereof. To the extent that any party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, each of the undersigned hereby irrevocably waives such immunity in respect of its obligations under this Note. Without limiting any of the foregoing, each of the undersigned agrees that service of any process, summons or notice of document in any action suit or proceeding with respect to the subject matter hereof may be served on it anywhere in the world.

18. Severability. If any provision of this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

19. Miscellaneous. Words importing the singular number hereunder shall include the plural number and vice versa, and any pronoun used herein shall be deemed to cover all genders. The headings as to contents of particular Sections are inserted only for convenience and are in no way to be construed as part of this Note. All obligations of Borrower hereunder shall bind Borrower’s successors and assigns.

20. Magee Case. Upon a final and binding settlement of the Magee Case (as defined in the Purchase Agreement) that is approved by Lender, the Principal Amount of the Note shall be automatically revised to be $0 and the Note shall be deemed to be paid and satisfied in-full.

21. Notices. All notices, consents and other communications hereunder shall be sufficiently given for any purpose hereunder only if in writing and delivered personally, by electronic mail receipt confirmed in writing, by certified mail return receipt requested, or sent pre-paid by nationally-recognized overnight delivery service for next business day delivery, to the appropriate address as set forth on the signature pages hereto. Each such notice, consent or other communication shall be effective when received by the addressee thereof in the case of personal service, three days after the date of mailing, or, if sent by overnight delivery service as described herein, the next business day after deposit with such service.

22. Counterparts; Delivery. This Note may be executed in counterparts, including by electronic signature or PDF, each of which shall be deemed an original and all of which, when taken together, shall be deemed to be one instrument and shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

[Signature page follows.]

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IN WITNESS WHEREOF, the undersigned have caused this Secured Promissory Note to be executed effective as of the date set forth above.

BORROWER:

BUCHANAN GROUP, LLC

By:	/s/ Colin Landforce
Name:	Colin Landforce
Title:	Manager

Address:

ACKNOWLEDGED AND AGREED BY LENDER:

UMBRLA, INC.

By:	/s/ Sabas Carrillo
Name:	Sabas Carrillo
Title:	Authorized Representative

Address:

ACKNOWLEDGED AND AGREED BY COMPANY:

LTRMN, INC.

By:	/s/ Sabas Carrillo
Name:	Sabas Carrillo
Title:	Authorized Representative

Address:

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EXHIBIT A

ASSIGNMENT OF INTERESTS

THIS ASSIGNMENT OF INTERESTS (this “Assignment”) dated as of December 28, 2022 (the “Effective Date”), made by UMBRLA, Inc., a Nevada corporation (the “Assignor”) to Buchanan Group, LLC, an Oregon limited liability company (the “Assignee”).

RECITALS

WHEREAS, the Assignor has entered into that certain Secured Promissory Note, dated as of December 28, 2022 (such agreement, as it may be amended or otherwise modified from time to time, the “Note”), in favor of UMBRLA, Inc. (“Lender”). Unless otherwise noted, terms used herein shall have the meanings defined in the Note.

WHEREAS, the Assignor is the holder of 500,000 shares of the common stock (the “Shares”) of LTRMN, Inc. (“Company”), representing 100% of the outstanding equity securities of Company as of the date of the Note.

WHEREAS, Lender has required that the Assignor execute and deliver this Assignment as additional security for the Note.

AGREEMENT

NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, Assignor and Assignee hereto agree as follows:

1. Assignment and Acceptance of Interest. As of the Effective Date, the Assignor hereby sells, transfers, conveys and assigns (without recourse and, except as set forth herein, representation or warranty) to Assignee all of Assignor’s right, title and interest in and to the Shares representing 100 percent (100%) of the aggregate issued and outstanding equity securities of Company (collectively, the “Assigned Interest”).

2. Representations and Warranties of the Assignor. The Assignor represents to Assignee as of the date of this Assignment and as of the Effective Date, that:

(a) This Assignment has been duly executed and delivered by Assignor and is a valid and binding obligation of Assignor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and general principles of equity; and

(b) Assignor is the sole owner of the Assigned Interest free and clear of any liens, except for the liens created hereby.

3. Future Assurances. Each of the Assignor and the Assignee mutually agrees to cooperate at all times from and after the date hereof with respect to any of the matters described herein, and to execute such further deeds, bills of sale, assignments, releases, assumptions, notifications or other documents as may be requested for the purpose of giving effect to, evidencing or giving notice of the assignment evidenced hereby.

4. Successors and Assigns. This Assignment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and assigns.

5. Modification and Waiver. No supplement, modification, waiver or termination of this Assignment or any provisions hereof shall be binding unless executed in writing by all parties hereto and the original of such writing has been delivered to Assignee.

6. Counterparts. Any number of counterparts of this Assignment may be executed. Each counterpart will be deemed to be an original instrument and all counterparts taken together will constitute one agreement. Delivery of an executed counterpart of a signature page to this Assignment by e-mail shall be as effective as delivery of a manually executed counterpart of this Assignment.

7. Governing Law. This Assignment will be governed by the laws of the State of Oregon.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed and delivered.

ASSIGNOR:

By:	/s/ Sabas Carrillo
Name:	Sabas Carrillo
Title:	Authorized Representative

ASSIGNEE:

By:	/s/ Colin Landforce
Name:	Colin Landforce
Title:	Manager

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